                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 8, 1999


                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
            (Exact name of registrant as specified in its charter)

             Commission File Number: 1934 Act File Number: 0-25968


              Delaware                               54-1681657
   (State of other jurisdiction of                (I.R.S. Employer
   incorporation or organization)                Identification No.)

          2345 Crystal Drive                           22202
           Crystal City, VA                          (Zip Code)
         (Address of principal
           executive offices)

       Registrant's telephone number including area code: (703) 920-8500

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

The following pro forma financial information is included as a second amendment to the Form 8-K/A dated September 8, 1999 and filed on September 22, 1999 for Charles E. Smith Residential Realty L.P.

(A)  Pro forma financial information beginning at page F-2

(B)  Historical financial information beginning at page F-7

(C)  Exhibits

     99.2 Consent of Independent Public Accountants dated January 18, 2000

                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 18th day of January 2000.


                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.


                              By: Charles E. Smith Residential Realty, Inc.,
                                  its General Partner

                              By: /s/ W.D. Minami
                                  ------------------------------------------
                                  W.D. Minami
                                  Senior Vice President and Chief Financial
                                  Officer of Charles E. Smith Residential
                                  Realty, Inc. (on behalf of the Registrant and as Principal Financial Officer)


                                  /s/ Steven E. Gulley
                                  ------------------------------------------
                                  Steven E. Gulley
                                  Chief Accounting Officer of Charles E. Smith
                                  Residential Realty, Inc.

            INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

                                                             Page
                                                             ----
CHARLES E. SMITH RESIDENTIAL REALTY L.P.

Pro Forma (Unaudited) Consolidated Balance Sheet
 as of September 30, 1999                                     F-3

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the nine months ended September 30, 1999      F-4

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the year ended December 31, 1998              F-5

Notes and Management's Assumptions to Unaudited Pro Forma
 Consolidated Financial Information                           F-6


ACQUISITION PROPERTY

Report of Independent Public Accountants - Forte Towers       F-7

Statements of Revenues and Certain Expenses of
 Forte Towers for the nine months ended September 30, 1999
 (Unaudited) and for the year ended December 31, 1998.        F-8

Notes to Statements of Revenues and Certain Expenses
 of Forte Towers for the nine months ended
 September 30, 1999 (Unaudited) and for the year
 ended December 31, 1998.                                     F-9

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, and unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999, and the year ended December 31, 1998, are based on the historical financial statements of the Operating Partnership.

The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, is presented as if the Forte Towers acquisition had occurred by September 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999, and the year ended December 31, 1998, are presented as if the acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Operating Partnership's Forms 10-Q and 10-K.

Preparation of the unaudited pro forma financial information was based on assumptions considered appropriate by the Operating Partnership's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transaction have been made.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1999
                          (UNAUDITED) (IN THOUSANDS)

ASSETS                                                                    Historical       Forte Towers (A)           Pro-forma
                                                                         -------------     ----------------          ------------
Rental property, net                                                       $1,217,012         $ 86,871                $1,303,883
Rental property under construction                                            148,264                                    148,264
Security deposits                                                               2,169                                      2,169
Escrow funds                                                                    9,575                                      9,575
Investment in and advances to Property Service Businesses                      46,903                                     46,903
Investment in joint ventures                                                   19,555                                     19,555
Deferred charges, net                                                          18,333                                     18,333
Other assets                                                                   27,372                                     27,372
                                                                           ----------         --------                ----------
Total                                                                      $1,489,183         $ 86,871                $1,576,054
                                                                           ==========         ========                ==========

LIABILITIES AND EQUITY

Liabilities
 Mortgage loans                                                            $  784,081         $ 34,321   (C)          $  818,402
 Line of credit and note payable                                               38,488            1,932                    40,420
 Construction loans                                                            73,095                                     73,095
 Accounts payable and accrued expenses                                         46,175                                     46,175
 Security deposits                                                              2,169            1,993                     4,162
                                                                           ----------         --------                ----------
   Total Liabilities                                                          944,008           38,246                   982,254

Other Limited Partners' Interest
 Preferred units - Series H Cumulative Convertible
  Redeemable Preferred Units                                                   45,000                                     45,000
 Common units at redemption value                                             471,931                                    471,931
                                                                           ----------                                 ----------
                                                                              516,931                                    516,931

Partner's Equity:
 General Partner's General and Limited Partnership Interest
  Preferred Units
    Series A Cumulative Convertible Redeemable Preferred Units                 71,500                                     71,500
    Series C Cumulative Redeemable Preferred Units                             50,000                                     50,000
    Series E Cumulative Convertible Redeemable Preferred Units                 25,000                                     25,000
    Series H Cumulative Convertible Redeemable Preferred Units                 55,000                                     55,000
    Series G Cumulative Convertible Redeemable Preferred Units                      -           25,000   (B)              25,000
  Common Units                                                               (173,256)          23,625                  (149,631)
                                                                           ----------         --------                ----------
  Total partner's equity                                                       28,244           48,625                    76,869
                                                                           ----------         --------                ----------
Total Liabilities and Partners' Equity                                     $1,489,183         $ 86,871                $1,576,054
                                                                           ==========         ========                ==========


        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                   Forte           Other
                                                     Historical    Towers       Adjustments     Pro-forma
                                                     ----------   ---------     -----------     ----------
Rental Properties:
     Revenues                                        $ 218,749    $  9,171                       $227,920

     Expenses
             Operating Costs                           (70,189)     (3,540)            135  (A)   (73,594)
             Real estate taxes                         (16,678)       (952)                       (17,630)
             Depreciation and amortization             (24,304)                     (1,303) (B)   (25,607)
                                                     ---------    --------         -------       --------
                          Total expenses              (111,171)     (4,492)         (1,168)      (116,831)
                                                     ---------    --------         -------       --------
Equity in income of joint ventures                         408                                        408

Equity in income of Property Service Businesses          3,255                                      3,255

Corporate general and administrative expenses           (6,785)                                    (6,785)
Interest income                                            605                                        605
Interest expense                                       (42,040)                     (2,320) (C)   (44,360)
                                                     ---------    --------         -------       --------

Income before gain on sales
    and extraordinary item                              63,021       4,679          (3,488)        64,212

Gain on sales                                            7,065                                      7,065
                                                     ---------    --------         -------       --------

Income before extraordinary item                        70,086       4,679          (3,488)        71,277

Extraordinary item - loss on extinguishment of debt       (359)                                      (359)
                                                     ---------    --------         -------       --------

Net Income                                              69,727       4,679          (3,488)        70,918

Less:  Income attributable to preferred units           (8,028)     (1,454) (D)                    (9,482)
                                                     ---------    --------         -------       --------

Net Income attributable to common units              $  61,699    $  3,225         $(3,488)      $ 61,436
                                                     =========    ========         =======       ========
Net income per common unit - basic                   $    1.89                                   $   1.85
                                                     =========                                   ========

Net income per common unit - diluted                 $    1.85                                   $   1.81
                                                     =========                                   ========

Weighted average units outstanding - basic              32,569                                     33,264
                                                     =========                                   ========

Weighted average units outstanding - diluted            35,755                                     36,450
                                                     =========                                   ========

        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)


                                                                           Forte          Other
                                                            Historical     Towers      Adjustments    Pro-forma
                                                            ----------    ---------    -----------    ---------
Rental Properties:
    Revenues                                                $ 250,211     $ 11,441                     $ 261,652

    Expenses
              Operating costs                                 (84,381)      (4,448)          150  (A)    (88,679)
              Real estate taxes                               (17,254)      (1,269)                      (18,523)
              Depreciation and amortization                   (28,958)                    (1,737) (B)    (30,695)

                                                            ---------     --------      --------       ---------

                           Total expenses                    (130,593)      (5,717)       (1,587)       (137,897)

                                                            ---------     --------      --------       ---------


Equity in income of Property Service Businesses                 8,433                                      8,433

Corporate general and administrative expenses                  (8,947)                                    (8,947)

Interest income                                                 1,257                                      1,257
Interest expense                                              (47,334)                    (3,093) (C)    (50,427)

                                                            ---------     --------      --------       ---------


Income before gain on sale, loss on unused treasury
    lock, and extraordinary item                               73,027        5,724        (4,680)         74,071

Gain on sale of property                                       18,150                                     18,150

Loss on unused treasury lock                                   (4,923)                                    (4,923)

                                                            ---------     --------      --------       ---------


Income before extraordinary item                               86,254        5,724        (4,680)         87,298

Extraordinary item - loss on extinguishment of debt           (16,384)                                   (16,384)

                                                            ---------     --------      --------       ---------

Net Income                                                     69,870        5,724        (4,680)         70,914

Less:  Income attributable to preferred units                 (10,722)      (1,938) (D)                  (12,660)

                                                            ---------     --------      --------       ---------

Net Income attributable to common units                     $  59,148     $ 3,786       $ (4,680)      $  58,254
                                                            =========     ========      ========       =========
Net income per common unit - basic                          $    1.96                                  $    1.89
                                                            =========                                  =========

Net income per common unit - diluted                        $    1.95                                  $    1.88
                                                            =========                                  =========

Weighted average units outstanding - basic                     30,184                                     30,879
                                                            =========                                  =========

Weighted average units outstanding - diluted                   30,349                                     31,044
                                                            =========                                  =========


        The accompanying notes are an integral part of this statement.

                   CHARLES E. SMITH RESIDENTIAL REALTY L.P.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                         (DOLLAR AMOUNTS IN THOUSANDS)

1.   Basis of Presentation

     On November 5, 1999, the Operating Partnership closed the acquisition of Forte Towers, a five-building high-rise apartment property located in the South Beach section of Miami Beach, Florida. The capitalized cost of $86,871 consisted of 694,586 common units valued at $23,625, assumed mortgage debt of $34,321, and cash funded primarily through the sale of 641,026 units of Series G Preferred Units valued at $25,000. The Operating Partnership plans to reposition the property by making substantial renovations, in the range of $15 to $25 million.

     The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 are based on the historical financial statements of the Operating Partnership.

     The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 is presented as if the Forte Towers acquisition had occurred by September 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 are presented as if the acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Operating Partnership's Forms 10-Q and 10-K.

2.   Adjustments to Pro Forma Consolidated Balance Sheet

          (A)  Acquisition of Forte Towers


                                                 Forte Towers
                                                 ------------
          Purchase price of rental property         $85,800
          Acquisition costs                           1,071
                                                    -------
          Cost basis of rental property             $86,871
                                                    =======

          Security deposit liability                $ 1,993
          Proceeds from line of credit                1,932
          Assumption of mortgage loan                34,321
          Sale of Preferred Units                    25,000
          Sale of Common Units                       23,625
                                                    -------
                                                    $86,871
                                                    =======

          (B) The Operating Partnership sold 641,026 Series G Preferred Units, $0.01 par value, at $39.00 per unit for a value of $25,000. The proceeds from this sale were used for the acquisition of Forte Towers. The dividend yield to be paid on these preferred units will be 7.75% in year one, 8.25% in year two and 8.5% in year three, with a minimum equivalent to the dividend rate paid on the Operating Partnership's common units.

          (C) The company assumed debt of $34,321. This debt matures in 2001 and has an effective interest rate of 8.65%.

3.   Adjustments to Pro Forma Consolidated Statements of Operations

          (A) Operating expenses have been adjusted to eliminate management fees since the Operating Partnership's affiliate manages owned properties.

          (B) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchase occurred on January 1, 1999 for the nine months ended September 30, 1999 and January 1, 1998 for the year ended December 31, 1998.

          (C) Represents interest expense for draws on the line of credit (assuming a weighted average interest rate of 6.48% for both the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively) and interest expense for the assumed mortgage loan related to the acquisition.

          (D) Represents Series G Preferred Unit dividends attributable to the Series G unitholders.

[ARTHUR ANDERSEN, LLP LETTERHEAD APPEARS HERE]


                   Report of Independent Public Accountants


To Charles E. Smith Residential Realty L.P.

We have audited the accompanying statement of revenues and certain expenses of Forte Towers (the "Property") for the year ended December 31, 1998. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty L.P. Material amounts described in Note 1 to the statement of revenues and certain expenses that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Forte Towers for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Vienna, Virginia
December 6, 1999

                                 Forte Towers
                  Statements Of Revenues And Certain Expenses
           For The Nine Months Ended September 30, 1999 (Unaudited)
                     And The Year Ended December 31, 1998


                                        Nine Months Ended
                                       September 30, 1999      Year Ended
                                           (Unaudited)      December 31, 1998
                                       -------------------  -----------------
Revenues:

  Residential rental income                $8,434,935          $10,585,620
   Parking income                             460,819              537,595
   Other income                               275,678              317,947
                                           ----------          -----------
     Total Revenues                         9,171,432           11,441,162
                                           ----------          -----------

Certain Expenses:
  Payroll and related costs                 1,187,398            1,328,860
  Utilities                                 1,077,243            1,391,516
  Real estate taxes                           951,608            1,268,810
  Repairs and maintenance                     703,960              982,156
  Administrative                              333,258              431,662
  Other                                       238,667              314,480
                                           ----------          -----------

     Total Certain Expenses                 4,492,134            5,717,484
                                           ----------          -----------

Revenues in Excess of Certain Expenses     $4,679,298          $ 5,723,678
                                           ==========          ===========


       The accompanying notes are an integral part of these statements.

                                 Forte Towers
             Notes to Statements of Revenues and Certain Expenses
       For The Nine Months Ended September 30, 1999 (Unaudited) And For
                       The Year Ended December 31, 1998



1.   Basis of Presentation
     ---------------------

     The accompanying statements of revenues and certain expenses relate to the operations of Forte Towers (the "Property") which is a 1,339-unit, 5-building high-rise apartment building located in Miami Beach, Florida. The Property was acquired by Charles E. Smith Residential Realty L.P. on November 5, 1999.

     The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus exclude certain expenses, such as interest expense, depreciation and amortization, certain professional fees, and other costs not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

2.   Significant Accounting Policies
     -------------------------------

     The accompanying statements were prepared on the accrual basis of accounting. Rental income attributable to residential leases is recognized when due from tenants. Rental income from retail tenants is recorded on a straight-line basis over the term of the related lease.

3.   Interim Financial Information
     -----------------------------

     The interim statements of revenues and certain expenses are unaudited but reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

     The statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the fiscal year.